UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 22, 2022 (April 20, 2022)

Date of Report (Date of earliest event reported)

ALBERTON ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38715	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1001, 10/F, Capital Center 151 Gloucester Road Wanchai, Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 2117 1621

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth Alberton as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant, and one right	ALACU	The Nasdaq Stock Market LLC
Ordinary shares, no par value	ALAC	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half (1/2) of one ordinary share	ALACW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	ALACR	The Nasdaq Stock Market LLC

Item 1.02. Termination of Material Definitive Agreement

As previously disclosed, on April 13, 2022, Alberton Acquisition Corp. (the “Company”) was notified by SolarMax Technology, Inc., a Nevada corporation (“SolarMax”) that it intended to terminate an agreement and plan of merger, dated as of October 27, 2020 (as amended, the “Merger Agreement”) because it reasonably believed that the proposed merger (the “Merger”) between the Company and SolarMax would not be completed by April 26, 2022.

On April 20, 2022, the Company received a written notice from SolarMax that SolarMax terminates the Merger Agreement pursuant to the termination clause provided in the Merger Agreement.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 22, 2022, the Company received the determination notice from the Nasdaq Hearings Panel (“the Panel”) to delist the Company’s shares from Nasdaq and suspend trading in those shares effective at the open of trading of April 26, 2022 because the Company is not expected to complete the initial business combination by April 26, 2022.

The Company will liquidate its trust account and distribute payments to public shareholders of the record date of April 26, 2022.

 Item 8.01. Other Events.

On April 22, 2022, the Company issued a press release announcing the above events.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibits Number	Exhibit Description
99.1	Press release, dated April 22, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2022

ALBERTON ACQUISITION CORPORATION

By:	/s/ Guan Wang
Name: Guan Wang Title: Chief Executive Officer